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EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report on Form 10-QSB/A of Computerized Thermal Imaging, Inc., (the "Company") for the quarterly period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard V. Secord, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Richard V. Secord
-------------------------------
Richard V. Secord
Chairman of the Board and Chief
Executive Officer

October 17, 2005